UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 9, 2014
Date of Report (Date of Earliest Event Reported)

DUPONT FABROS TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-33748 (Commission File Number)	20 - 8718331 (I.R.S. Employer Identification No.)

1212 New York Avenue, N.W., Suite 900
Washington, D.C. 20005
(Address of Principal Executive Offices) (Zip Code)
(202) 728-0044
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment to Secured Term Loan
On May 9, 2014, DuPont Fabros Technology, Inc. (the “Company”), amended the Credit Agreement that relates to a $115 million secured term loan facility to, among other things, reduce the rate at which borrowings will bear interest by 0.30%.
The amendment (the “First Amendment”), dated May 9, 2014, amends the Credit Agreement, dated March 27, 2013 (the “Secured Credit Agreement”), by and among a subsidiary (the “Secured Loan Borrower”) of the Company, and DuPont Fabros Technology, L.P., the operating partnership of the Company (the “Operating Partnership”), KeyBank National Association (“KeyBank”), as a Lender and Agent, and the other lending institutions that are parties thereto, and KeyBanc Capital Markets, as Sole Lead Arranger and Sole Book Manager.
As a result of the First Amendment, the Secured Loan Borrower may elect to have borrowings under the Secured Credit Agreement bear interest at (i) LIBOR plus 1.55% (in lieu of the original margin of 1.85%) or (ii) a base rate plus 0.55% (in lieu of the original margin of 0.85%).
The obligations under the Secured Credit Agreement are secured by ACC3, a wholesale data center owned by the Secured Loan Borrower located in Ashburn, Virginia, and an assignment of the lease agreement between Secured Loan Borrower and the tenant of ACC3. In addition, the obligations of the Secured Loan Borrower under the Secured Credit Agreement are guaranteed by the Operating Partnership.
Except as amended by the First Amendment, the remaining terms of the Secured Credit Agreement remain in full force and effect.
The foregoing does not purport to be a complete description of the terms of the First Amendment and such description is qualified in its entirety by reference to the First Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Fifth Amendment to Credit Agreement
On May 13, 2014, the Company amended its unsecured revolving credit facility to, among other things, increase the total commitment, expand the “accordion” feature to provide the Company with the option to further increase the total commitment under the facility, extend the maturity date and reduce the rate at which borrowings will bear interest.
The amendment (the “Fifth Amendment”), dated May 13, 2014, amends the Credit Agreement, dated May 6, 2010, as amended (the “Credit Agreement”), by and among the Operating Partnership (the “Borrower”); all of the Borrower’s subsidiaries that currently guaranty the obligations under the Company’s Indenture governing the terms of its 5⅞% senior notes due 2021, including the subsidiaries that own the ACC2, ACC4, ACC5, ACC6, CH1, NJ1, SC1, VA3 and VA4 data centers and the SC2 parcel of land, but excluding the Company's taxable REIT subsidiary, DF Technical Services LLC, and the subsidiaries that owns the Company's ACC3 data center facility, the ACC7 development, the ACC8 and CH2 parcels of land and the Company’s property management company, DF Property Management LLC; the Company; KeyBank, as administrative agent and a lender; and the other lending institutions that are parties thereto.
The Fifth Amendment, among other things:

•	increases the total commitment under the Credit Agreement from $400 million to $560 million;

•
expands the “accordion” feature to provide the Company with the option to further increase the total commitment under the facility to $800 million, from $600 million previously, if one or more lenders commit to being a lender for the additional amount and certain other customary conditions are met; and

•
extends the maturity date from March 21, 2016 to May 13, 2018, with a one-year extension option, subject to the payment of an extension fee equal to 15 basis points on the total commitment in effect on such initial maturity date and certain other customary conditions.

In addition, the Fifth Amendment provides that borrowings under the Credit Agreement will bear interest, at the Borrower’s election, at (a) LIBOR plus a margin ranging from 155 basis points to 215 basis points (in lieu of the previous range from 185 basis points to 250 basis points), or (b) a base rate plus a margin ranging from 55 basis points to 115 basis points (in lieu of the previous range from 85 basis points to 150 basis points), in each case, with the actual margin determined according to the ratio of the Borrower’s total indebtedness to gross asset value in effect from time to time.
The Fifth Amendment also provides that, in the event that the Borrower’s long-term senior unsecured non-credit enhanced debt receives an investment grade credit rating, borrowings under the Credit Agreement will bear interest, at the Borrower’s election, at (a) LIBOR plus a margin ranging from 87.5 basis points to 170 basis points (in lieu of the previous range from 105 basis points to 210 basis points), or (b) a base rate plus a margin ranging from 0 basis points to 70 basis points (in lieu of the previous range from 5 basis points to 110 basis points), in each case, with the actual margin determined according to such credit rating then in effect.
Except as amended by the Fifth Amendment, the remaining terms of the Credit Agreement remain in full force and effect.
The foregoing does not purport to be a complete description of the terms of the Fifth Amendment and such description is qualified in its entirety by reference to the Fifth Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
* * *
From time to time, the Company has had customary commercial and/or investment banking relationships with KeyBank, Raymond James Bank, N.A., RBS Citizens, N.A., Royal Bank of Canada, Stifel Bank & Trust, Goldman Sachs Bank USA, TD Bank, N.A., Credit Suisse AG, Cayman Islands Branch, SunTrust Bank, Deutsche Bank AG, New York Branch, Regions Bank and Synovus Bank, and/or certain of their affiliates, all of which are lenders under the Credit Agreement.
* * *

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
First Amendment to Credit Agreement, dated as of May 9, 2014, by and among Quill Equity LLC, as Borrower, DuPont Fabros Technology, L.P., as Guarantor, KeyBank National Association, as Agent and a Lender, and the other lending institutions that are parties thereto (and the other lending institutions that may become party thereto), as Lenders.

10.2
Fifth Amendment to Credit Agreement and Other Loan Documents, dated as of May 13, 2014, by and among DuPont Fabros Technology, L.P., as Borrower, DuPont Fabros Technology, Inc., as a guarantor, and the subsidiaries of Borrower that are parties thereto, as Subsidiary Guarantors, KeyBank National Association as Agent and a Lender, and the other lending institutions that are parties thereto, as Lenders.

10.3	Press Release of the Company announcing that DuPont Fabros Technology, L.P entered into the Fifth Amendment, dated May 13, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT FABROS TECHNOLOGY, INC.

May 14, 2014	/s/ Richard A. Montfort, Jr.
Richard A. Montfort, Jr.

Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1
First Amendment to Credit Agreement, dated as of May 9, 2014, by and among Quill Equity LLC, as Borrower, DuPont Fabros Technology, L.P., as Guarantor, KeyBank National Association, as Agent and a Lender, and the other lending institutions that are parties thereto (and the other lending institutions that may become party thereto), as Lenders.

10.2
Fifth Amendment to Credit Agreement and Other Loan Documents, dated as of May 13, 2014, by and among DuPont Fabros Technology, L.P., as Borrower, DuPont Fabros Technology, Inc., as a guarantor, and the subsidiaries of Borrower that are parties thereto, as Subsidiary Guarantors, KeyBank National Association as Agent and a Lender, and the other lending institutions that are parties thereto, as Lenders.

10.3	Press Release of the Company announcing that DuPont Fabros Technology, L.P entered into the Fifth Amendment, dated May 13, 2014.